United States
                         Securities and Exchange Commission
                             Washington, D.C.  20549

                               FORM   N-CSR

Certified Shareholder Report of Registered Management investment companies

                   Investment Company Act file number 811-6680

                                BHIRUD FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                           c/o Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
             (Address of Principal Executive Offices)     (Zip code)
      Registrant's Telephone Number, including Area Code: (203) 977 - 1521

                                  SURESH BHIRUD
                             Bhirud Associates, Inc.
                1266 E. Main Street, Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

                    Copy to: Sarah A. Bessin
                             Sherman & Sterling
                             801 Pennsylvania Ave., NW
                             Washington, DC 20004


Registrant's telephone number, including area code: (203) 977-1521

Date of fiscal year end: July 31

Date of reporting period: July 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and
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A registrant is required to disclose the information
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comments concerning the accuracy of the information
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the burden to Secretary, Securities and Exchange Commission,
450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.



Item 1.  Reports to Stockholders.





                          The Apex Mid Cap Growth Fund
                              C/o Bhirud Funds Inc.
                     Soundview Plaza, 1266 East Main Street
                               Stamford, CT 06902
                             Telephone  (877) 593-8637
                                 www.bhirud.com
                                  ANNUAL REPORT
                                July 31st , 2003


September 24, 2003

Enclosed is Annual report for the Apex Mid Cap Growth Fund for the fiscal year ending July 31,2003, and management's discussion of portfolio performance.

To say that we are pleased to present this report is a great understatement; in fact we are downright exuberant. As of July 31, 2003 Apex is up 129% from December 31, 2002 compared to a 13.73% total return for the S&P 500 and a 30% price change for the Nasdaq composite over the same period. Since March of this year Apex has consistently ranked among the top-performing funds for the 'year to date' period as reported by financial websites, including Bloomberg.com. Due to the continued high ranking of the fund, it has been the subject of several news articles. Apex was prominently featured in a USA TODAY article on July 7, 2003 entitled 'Three of Boomtowns Hottest Residents; In the world of hot-and cold-running funds, this risk-taking trio is back on top'

There is no single action that has led to this extraordinary performance. Rather, it has been and continues to be a variety of factors that have contributed to the success of our fund. Our improved stock selection process has taken advantage of the anomalies created by the market place. At the same time our fund continues to be well diversified, which protects shareholders against stock-specific risk. At the beginning of this year we had 75 holdings; as of July 31st we had 83 holdings.

What did we do right? 1.) We held on to many of the stocks in our portfolio that may have been washed out by the markets, but in our view represented extraordinary future potential. 2.) We took advantage of new opportunities as they were created on a day-to-day basis. 3.) We took profits in stocks that met our target and re- invested in stocks that had superior potential. 4.) We did not hesitate to sell stocks that were under performing in pursuit of better opportunities.

Philosophy of investing: Our main focus in stock selection is to identify extraordinary growth opportunities. Our preoccupation is to single out companies with revenues, earnings and market share that are growing at above normal rates. Within this context, we prefer companies whose growth is sustainable over a long period of time due to the superiority of their respective business models. This superiority may be due to unique products, specialized patents or a business franchise. Most often we find these companies away from the largest capitalization segment.

A highly evolved and enhanced stock selection process: We do our own in-depth fundamental research on the sustainability of the growth prospects for the companies in which we are invested. We use various quantitative screens to identify companies that have above average growth in revenues and earnings. We also take into consideration the revised earnings estimates made by Wall Street analysts for the future. We use our own proprietary technical analysis software to identify volume, price trends and money flows to determine a potential top or bottom for individual securities. On a day-to-day basis we use a variety of technical tools to identify changing leadership and to measure the underlying psychology of the stock market for identifying new investment opportunities. We are keenly aware, however, that the stock price of any individual security is subject to unforeseen and threatening negative factors. Substantial diversification and enhanced portfolio management techniques are among our attempts to manage this volatility.

In our view extremely cheap valuations were created in the aftermath of the bust that followed the bubble. In hindsight, it appears that a variety of factors, including a long period of uninterrupted economic growth, the monetary stimulus provided by the Greenspan FRB, and the so called 'dot.com' mania led to a massive bubble in stock prices during much of the 1990 s. This bubble was punctured in March of 2000 and led to an extreme bear market for stocks. From the high reached in March 2000, to the lows of October 2002, the S&P 500 declined by 42% while the Nasdaq composite declined by 77%. Individual stocks in many cases were down by 95% or more and in some cases companies went bankrupt. By many measures this bear market even surpassed the devastation incurred during the bear market of 1929-1933.

Stock market recovery: In this cycle, to its credit, the Greenspan FRB has provided an extraordinary monetary stimulus to the economy over the last 2 years by aggressively cutting interest rates. The fed fund rate is now 1% compared to a high of 6.5% in 2000. The second and equally important policy driver has been the fiscal stimulus of tax cuts and increased government spending. Declining mortgage rates and a lower cost of borrowing for businesses and consumers has prevented the economic recovery from sinking and has led to a revival of traditional consumer spending for autos and housing in particular. The net result is that real GDP growth is at 2.5% over the 12-month period ending June 2003 and the economy is on its way to a sustainable recovery. Looking forward we see the stock market driven by strong and sustainable economic growth for the foreseeable future.

Highlighting a few of our best performing or most interesting holdings.

Pacific Internet (PCNTF). This year the stock is up almost 256% (as of July 31,2003). The company is the largest operator of broadband networks in Asia with not much competition and extremely large potential markets.
Sonus Networks (SONS), up 586% this year. We increased our exposure to this stock at a cool $.44 per share. Here we found a company that is potentially the largest and perhaps the only example of voice communication over IP, selling at a discount for cash against market value. We still have a decent position in this company, as we believe that Internet telephony is the wave of the future in the global market place.

Tivo Inc. (TIVO), up 106%. We have been researching and following this fascinating company for few years and added more to our position at about $5 per share. The company has created a personal television service that allows viewers to select both the program and the preferred viewing time. The company not only has patents on many aspects of recording TV shows, but also offers convenience features that are not available from similar competitive products. TIVO is a life style changing product with long-term growth potential. We think it is the perfect product for aging baby boomers.

Netflix Inc. NFLX up 137%: This company is in the mundane business of providing DVD rentals for a monthly subscription. It has patents on certain aspects of the delivery, however it is the business franchise and the breadth of products and superior service that separates it from the competition.

Avanex Corporation, AVNX: This company manufactures and markets photonic processors for the fiber-optic market. We bought this stock at about $1 a share when it was selling at close to cash value. Due to the availability of better opportunities, we took profits at about $3.23 per share.

Red Hat, Inc. RHAT up 7%: While this holding has not been up as much as others, we are mentioning it here as one of the most interesting and a potential big winner. The company is a developer and service provider for Linux operating and enterprise system and is virtually the only competitor for Microsoft operating systems products. Moreover, RHAT is in the early phases of a growth cycle with annualized revenues of about $120 million.

Summary: Our investment style focuses on growth companies with significant long term potential that are in the early to mid stages of the growth curve, offering above average stock price performance. While we believe that our philosophy of picking big potential winners and our overall money management strategy will lead to superior long term returns, we must point out that investors should not expect returns of 100% or more every year. We also strongly emphasize the benefits of long term investing and holing on to good companies during a downturn. Similar to the way our portfolio has recovered as a result of holding on to strong companies, the shareholders who held on to APEX have also benefited.

We sincerely thank our shareholders that have stayed with us through one of the most treacherous bear market in history. Together we are partners in the APEX enterprise.

Suresh L. Bhirud, CFA
Chairman


                          The Apex Mid Cap Growth Fund
           Schedule of Investments report Date July 31st , 2003

       CO.  NAME                  Shares   % MV  Market
                                                 Value
       LOOKSMART LTD *              6000         25,380
TOTAL  ADVERTISING - PROMOTIONAL           3.10  25,380
       AUTOBYTEL.COM *              3421         22,510
TOTAL  AUTO & TRUCK                        2.75  22,510
       NET BANK *                   1000         12,420
TOTAL  BANK                                1.52  12,420
       TIVO *                       2000         21,500
TOTAL  BROADCASTING                        2.63  21,500
       YOUBET.COM INC *             4000         15,440
TOTAL  CASINOS                             1.89  15,440
       CAPSTONE TURBINE *           2000          2,360
TOTAL  COAL/ALT ENERGY                     0.29   2,360
       METRICOM *                    100              1
       PALM *                        200          3,210
       XYBERNAUT *                 20000         15,000
TOTAL  COMPUTER & PERIP.                   2.23  18,211
       BEYOND.COM CORP *             600             11
       CHINA.COM CORP CLASS A *     2000         24,200
       CITYVIEW CORP *             10000            600
       DIGITAL RIVER INC *          1000         21,480
       I2 TECHNOLOGIES *            1000          1,030
       INTERNET CAPITAL GROUP *    40000         24,000

       RED HAT *                    2000         12,640
       SYMANTEC CORP *               500         23,385
       VA LINUX SYSTEMS *           1000          1,880
       VERTICALNET *                 200            320
TOTAL  COMPUTER SOFTW & SVC               13.40 109,546
       INTERNET INITIATIVE JAPAN *  4000         33,840

TOTAL  DATA CENTER SERVICES                4.14  33,840
       EDULINK INC *               40000            380
TOTAL  DIVERSIFIED CO                      0.05     380
       APPLIED DIGITAL SOLUTIONS * 20000          8,600

       CYTOGEN *                     300          2,724
       IMMUNE RESPONSE *            2000          3,960
       KERAVISION *                 5000              2
       LCA VISION *                  750         10,013
       MILLENNIUM PHARMACEUTICAL *   500          6,285

       OXIGENE *                    1000         11,200
       VIVUS INC *                     8             32
TOTAL  DRUG INDUSTRY                       5.24  42,815
       ELECTRIC FUEL *              1800          1,908
       SUPERCONDUCTOR               1300          3,484
      TECHNOLOGIES *
TOTAL  ELECTRICAL EQUIPT.                  0.66   5,392
       ADAPTIVE BROADBAND *         1300              3
       PARADYNE NETWORKS *          2000          3,800
       UNIVIEW TECHNOLOGIES *       8500            850
TOTAL  ELECTRONICS                         0.57   4,653
       DIAMOND HITTS PRODUCTION *   9000              1

       NETFLIX INC. *                950         24,890
TOTAL  ENTERTAINMENT                       3.04  24,891
       ESAFETYWORLD INC *            500              1
       VIDEO NETWORK COMM *          200             56
TOTAL  ENVIRONMENTAL                       0.01      57
       DRKOOP.COM INC *             2000              2
       HEALTHEON *                   500          6,040
TOTAL  HEALTHCARE INFO SYS                 0.74   6,042
       ACCLAIM ENTERTAINMENT *     19000         12,920

TOTAL  HOTEL / GAMING                      1.58  12,920
       IDENTIX INC. *               1343          9,643
       RAINMAKER SYSTEMS INC *      1000            750
       VISAGE TECHNOLOGY *          1000          5,000
TOTAL  INDUSTRIAL SERVICES                 1.88  15,393
       INTERNET GOLD-GOLDEN *       2000         10,320

       REDIFF.COM INDIA LTD *       1500         10,860
TOTAL  INFORMATION PORTALS                 2.59  21,180
       AMERICA ONLINE LATIN        10500         10,290
      AMERIC *
       PACIFIC INTERNET *           5000         48,550
       SATYAM INFOWAY LIMITED *     2000         12,300
       VIA NET WORKS *             10000         13,500
TOTAL  INTERNET SERVICE PROVIDER          10.35  84,640
       CMG INFORMATION SERVICES *  11000         19,690

TOTAL  INVESTMENT CO. (DOM)COMP            2.41  19,690

       CAREMATRIX *                  278              1
TOTAL  MEDICAL SERVICES                    0.00       1
       TRIMEDYNE INC *             20000         11,000
TOTAL  MEDICAL SUPPLIES                    1.35  11,000
       CORPFIN.COM *                 116              9
TOTAL  MISCELLANEOUS                       0.00       9
       E-LOAN *                     1000          4,150
       MORTGAGE.COM *               4000              0
TOTAL  MORTGAGE BANKERS & L                0.51   4,150
       SIRIUS SATELLITE RADIO *    10500         18,690

       XM SATELLITE RADIO HLDGS *   2000         27,540

TOTAL  RADIO BROADCASTING                  5.66  46,230
       HOMESTORE.COM *              9000         33,120
TOTAL  REAL ESTATE INVESTME                4.05  33,120
       EGGHEAD.COM *                4260              3
       GSV INC *                     200             20
       LOUDEYE CORP *              19000         38,380
       PRICELINE.COM *               833         27,356
TOTAL  RETAIL SPECIALTY                    8.04  65,759
       AMERITRADE HOLDING *         1500         14,235
       E TRADE GROUP *              1500         13,740
       KNIGHT/TRIMARK GROUP *       2000         17,640
       TRACK DATA CORPORATION *    14000         21,140
       WIT SOUNDVIEW *               400          4,024
TOTAL  SECURITIES BROKERAGE                8.66  70,779

       ADVANCED MICRO DEVICES *      500          3,650

       TRANSMETA CORPORATION *      1000          1,660
TOTAL  SEMICONDUCTOR                       0.65   5,310
       CIENA CORP *                  500          2,880
       LUCENT TECHNOLOGIES *        1000          1,750
       OCCAM NETWORKS *             2000            224
       QIAO XING UNIV *             2000         13,640
       SONUS NETWORKS *             3000         20,580
TOTAL  TELECOM. EQUIPMENT                  4.78  39,074
       HIGH SPEED ACCESS *          1000            145
       INFOSPACE INC. *             1000         16,010
       INTERNAP *                  10000         12,700
       KOREA THRUNET CO LTD *       1000              0
       SOFTNET AMERICAN              122          1,354
      INDEPENDEN *
       SPRINT CORP (PCS GROUP) *    3000         18,450
       TELESYSTEM INTL WIRELESS *   1200          4,668

       USURF AMERICA INC *         16500          2,805
TOTAL  TELECOM. SERVICES                   6.87  56,132

       TOTAL INVESTMENTS                 101.63 830,823
       OTHER ASSETS (LESS LIABILITIES)    -1.63 (13,328)

       NET ASSETS                        100.00 817,495
       NET ASSETS VALUE PER SHARE                  1.65

       OFFERING PRICE PER SHARE                    1.75

* Non - income producing securities


See accompanying Notes to Financial Statements         PAGE:


                          THE APEX MID CAP GROWTH FUND
     STATEMENT OF ASSETS AND LIABILITIES For the year ended July 31st , 2003
                                    (Audited)

ASSETS
   Investment Securities at Value              $  830,823
(Identified cost -  $2,437,149) (Note 1)

  Cash                                             37,960
  Prepaid Insurence                                   605
  Total Assets                                              $869,388

LIABILITIES
    Securities Purchased                         (27,110)
    Accrued expenses                             (24,783)
  Total Liabilities                                       ($ 51,893)

    NET ASSETS (Equivalent to $1.65 per share             $  817,495
        based on 494,749  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $3,588,036
  Distribution in excess of accumulated Net-
    Realized gain (loss)                       (1,164,215)
  Accumulated Net Investment Income                ---

  Net Unrealized Appreciation (Depreciation)-
  of Investments                               (1,606,326)
  Total Net Assets                              $ 817,495

      STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31st , 2003


INVESTMENT INCOME
  Dividends                                               $    1,472
EXPENSES
  Audit                                            $2,191
  Fund Accounting                                  11,073
  Transfer Agent                                    5,000
  Shareholder Report                                  154
  Registration                                        295
  Insurance                                           606
  Fund Administration (Note 4)                        524
  Custodian                                         6,000
  Investment Advisor (Note 4)                       2,622
  12b-1 Fees (Note 6)                                 650
 Total Expenses                                             (29,115)
  Expense Reimbursement/ waived by Advisor                     3,146
(Note 4)
  Expense net of Reimbursement/ waiver                      (25,969)
NET INVESTMENT GAIN (LOSS)                                  (24,497)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) on Investments                  (112,094)
  Change in Unrealized Appreciation                          366,255
  (Depreciation) of Investments
  NET REALIZED/UNREALIZED GAIN (LOSS) ON  INVESTMENTS        254,161

NET INCREASE (DECREASE) IN NET ASSETS                        229,664
RESULTING FROM OPERATION


See accompanying Notes to Financial Statements    PAGE:


                          THE APEX MID CAP GROWTH FUND
         STATEMENT OF CHANGES IN NET ASSETS   FOR EACH PERIOD (AUDITED)

                                          For the Year  For the Year
                                                 Ended         Ended
                                         July 31, 2003 July 31, 2002
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (24,497)   $  (43,918)
  Net Realized Gain / (loss) on -
    investment  Securities Sold               (112,094)    (204,042)
  Net unrealized appreciation/(depreciation)
     of Investments                            366,255        91,226
  Net Increase (Decrease) in Net -
    Assets Resulting from Operations        $  229,664  $  (156,734)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                        0             0
  Capital Gains                                      0             0
  Total Distributions                                0             0

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                  400,820         9,240
  Shares issued in lieu of Cash Distributions        0             0

  Cost of shares Redeemed                      (43,484)      (39,382)
  Increase (Decrease) in Net Assets -
    Due to Capital Share Transactions          357,336      (30,142)

  TOTAL INCREASE (DECREASE) IN NET ASSETS      587,000     (186,876)

  NET ASSETS BEGINNING OF PERIOD               230,495       417,371
  NET ASSETS END OF PERIOD                   $ 817,495    $  230,495

  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)

                              For the For the For the  For the For the
                                 Year    Year    Year     Year    Year
                                Ended   Ended   Ended    Ended   Ended
                                 July    July    July     July    July
                                  31,     31,     31,      31,     31,
                                 2003    2002    2001     2000    1999

NET ASSET VALUE, BEGINNING OF   $0.79   $1.31   $4.45    $9.30   $7.53
PERIOD
Income/(Loss) from Investment Operations:

  Net Investment Income/(Loss)  (0.09)  (0.15)  (0.15)   (0.14)  (0.06)

  Net Gain/(Loss) on Securities -
  (Both Realized and Unrealized) 0.95   (0.37)  (2.48)  (2.28)    2.23

  Total from Investment-          0.86  (0.52)  (2.63)   (2.42)    2.17
    -Operations

Distributions:
  Dividend Distributions Paid    0.00    0.00  (0.51)   (2.43)  (0.21)
  Distributions from Capital     0.00    0.00    0.00     0.00  (0.19)
  Gains
  Total Distributions            0.00    0.00  (0.51)   (2.43)  (0.40)

NET ASSET VALUE, END OF        $ 1.65  $ 0.79  $ 1.31   $ 4.45  $ 9.30
PERIOD

Total Return (Not Reflecting  108.86% (39.69) (62.36)  (37.21)  31.36%
Sales Load)                                 %       %        %

Ratios/Supplemental Data:
  Net Assets, End of Period     $ 817   $ 230   $ 417   $1,379  $2,527
(in thousands)

  Ratios to Average Net Assets:

    Expenses                    9.19%  12.42%   7.04%    2.68%   2.26%
    Net Investment            (8.67)% (12.31)% (6.72)%  (2.37)% (0.66)%
    Income/(Loss)
    Effect of
Reimbursements/Waivers on       1.20%   1.20%   1.20%    1.19%   1.19%
Above -   Ratios

 Portfolio Turnover Rate      128.42% 117.18% 158.17%  355.90% 405.39%

** Not annualized

See accompanying Notes to Financial Statements              PAGE:

THE APEX MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED  JULY 31, 2003 (Audited)


1.   SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     CAPITAL LOSS CARRY FORWARDS

     The Fund intends to utilize provisions of the federal income tax laws which allows it to carry a realized capital loss for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2003, the Fund had capital loss carry forward for tax purposes of $ 758,882, of which $442,745 expires in 2009, $204,042 expires in 2010, and $112,094 expires in 2011.

2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001). Transactions in shares of common stock for the year ended July 31st , 2003 were as follows:

                              For the Year       For the Year
                                     Ended              Ended
                              July 31,2003      July 31, 2002
                             Shares Amount      Shares   Amount

Beginning Balance           290,089 3,299,115   318,599  3,381,090
Shares Sold                 258,852   400,820     7,158      9,240

Shares Issued in                  0         0         0          0
Reinvestment of Dividends

Shares Redeemed            (54,192)   (43,484)  (35,668)   (39,382)

Reclassification of               0   (43,918)        0    (51,833)
Capital Account

Net Increase (Decrease)     204,660   313,418   (28,510)   (81,975)

Ending Balance              494,749 $3,612,533   290,08 $3,299,115


3.   INVESTMENTS
     Purchases and sales of securities for the year ended July 31st , 2003 other than short-term securities, aggregated $681,614 and $383,510, respectively. The cost of securities is substantially the same for Federal income tax purposes. For Federal income tax purposes:

     Aggregate Cost is $2,437,149.

        Gross Unrealized    Gross Unrealized   Net Unrealized
        Appreciation        Depreciation       Depreciation
        $165,635            $(1,771,961)       $(1,606,326)

4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the year ended July 31st , 2003 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 2,622. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Corporation is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the year ended July 31st , 2003 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $524.
     From December 1, 1996, the U.S. Bank has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st , 2003, the Fund has incurred distribution costs of $650 payable to Bhirud Associates, Inc.

7.   TRANSACTIONS WITH AFFILIATES
     During the year ended July 31st , 2003 the Fund paid $7,583, brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(24,497) as of July 31, 2003, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.





                          The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $3,297 (as of July 31,2003). The line graph shows how this compares to the broad based Standard & Poor's 500 Index and the Fund's bench mark, the Standard & Poor's MidCap 400 Index, over the same period.





Graph












The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.


Van Buren & Hauke, LLC
Certified Public Accounts
183 Madison Avenue, New York, NY 10016

               Report of Independent Certified Public Accountants'

Shareholders and Board of Directors
Bhirud Funds Inc.


     We have audited the accompanying statements of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 2003, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 2003, the results of its operations and changes in net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


September 9, 2003
New York, New York

				 THE APEX MID CAP GROWTH FUND
                              C/o Bhirud Funds Inc.
                                 SOUNDVIEW PLAZA
                              1266 EAST MAIN STREET
                               STAMFORD, CT  06902
                                 (877) 593-8637

Trustees Information

   The Fund's Board of Trustees has responsibility for the overall management and operations of the Portfolios. Each Trustee oversees Fund and serves until he or she resigns, retires or his or her successor is elected and qualified. Each officer serves until his or her successor is elected and qualified. The following table provides information regarding each Trustee, including those who are not an "interested person" of the Fund, as defined in the Investment Company Act of 1940.


Name, Address and Age  Position(s), Length    Principal Occupations
                       of Time Served         During Past 5 Years,
                                              Directorship Held

Officers and Interested Directors

Suresh L. Bhirud, 55   Chairman of the Board  Chairman of the Board
27 Winding Ln.         and Treasurer since    and Treasures;
Darien, CT 06820       August 6,1992          President of Bhirud
                       President since July   Associates, Inc.
                       23, 2002

Harish L. Bhirud, 50   Director since April   Director and Vice-
71 Strawberry Hill     7, 1997                President of Bhirud
Ave., #607             Vice President since   Funds Inc.
Stamford, CT 06902     January 24, 1995       Vice-President-Bhirud
                                              Associates, Inc.

Disinterested Directors

Timothy M. Fenton,     Director since August  Licensed Realtor with
60                     6, 1992                William Raveis, Since
6 Jackson Dr.                                 August 2002.
Norwalk, CT 06851                             Chairman of Fenton &
                                              Zalenetz Inc., a
                                              direct marketing
                                              consulting firm.

M. John Sterba, Jr.,   Director since August  Chairman of
60                     6,1992                 Investment Management
Investment Mgmt                               Advisors, Inc.
Advisors Inc.
156 Fifth Ave.
New York, NY 10010

Alexander Norman       Director since August  Independent Management
Crowder, III, 68       6,1992                 Consultant, Since 1991 and
159 E Ave., Old Forge                          part time Chairman of
Green                                         EFI Actuaries, Inc.
New Canaan, CT 06840


Investment Advisor & Distributor	Bhirud Associates, Inc.
Administrator	                  Bhirud Associates, Inc.
Custodian                       	US Bank, N.A.
Legal Counsel 	                  Sherman & Sterling
Independent Auditors 	            Van Buren & Hauke, LLC





This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Bhirud Funds Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Funds.

Not applicable.

Item 8. Reserved.

Item 9. Controls and Procedures.
(a)
Based on the evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO has determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the Filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrants internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.Exhibits.

(a)
ANY CODE OF ETHICS OR AMENDMENT THERETO.
Not applicable.

(b)
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

(c)
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                           Bhirud Funds Inc.


By /s/Suresh L. Bhirud
     Suresh L. Bhirud
     President and Treasurer


Date September 24, 2003